Exhibit 99.2

 1Q 2019 Earnings Conference CallMay 9, 2019  NYSE: CW

 Safe Harbor Statement  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

2019 First Quarter Performance and Full-Year Business Outlook

First Quarter 2019 Highlights

- **Net Sales up 6% overall (2% organic)**
  - Strong growth in naval defense, including contribution from DRG
- **Adjusted Operating Income up 12%; Adjusted Operating Margin of 12.5%, up 70 bps**
  - Strong performance in Power segment driven by favorable overhead absorption on higher naval defense sales and increased profitability on the CAP1000 program
  - Benefits of ongoing margin improvement initiatives
- **Adjusted Diluted EPS of $1.30, up 33%**
  - Driven by double-digit increase in operating income, lower tax rate and benefit of share repurchase
- **New Orders up 23%, led by strong naval defense orders; Book-to-bill 1.3x**

FY 2019 Guidance Highlights

- **2019 guidance reflects increased Sales, Operating Income, Operating Margin and EPS**
  - Expect sales growth of 4-6%, with increases in all end markets
  - Solid growth in operating income and continued margin expansion driving 10-12% growth in Adjusted diluted EPS
- **TCG acquisition increases FY'19 sales, Adjusted Operating Income and Adjusted EPS**
- **Raised Adjusted FCF guidance range by $10M to $330 to $340M; Adj. FCF conversion ~110%**

Notes:

- Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.
- Adjusted operating income, operating margin and diluted EPS for first quarter results and full year 2019 guidance exclude first year purchase accounting costs associated with the TCG acquisition in the Defense segment, specifically one-time backlog amortization and transaction costs. Adjusted guidance also excludes one-time transition and IT security costs associated with the relocation of the DRG business in the Power segment.
- Free Cash Flow (FCF) is defined as cash flow from operations less capital expenditures. FCF conversion is defined as FCF divided by net earnings from continuing operations. Adjusted FCF guidance excludes a $20 million capital investment in the Power segment related to construction of a new, state-of-the-art naval facility. Adjusted FCF Conversion is calculated as Adjusted FCF divided by net earnings from continuing operations.

3 | May 9, 2019 | © 2019 Curtiss-Wright
CURTISS-WRIGHT

First Quarter 2019 End Market Sales Growth

	1Q'19 Change	% of Total Sales
Aero Defense	Flat	14%
Ground Defense	(8%)	4%
Naval Defense	27%	23%
Total Defense	**12%**	**40%**
Commercial Aero	4%	18%
Power Generation	(2%)	17%
General Industrial	2%	26%
Total Commercial	**2%**	**60%**
Total Curtiss-Wright	**6%**	**100%**

Key Drivers

Defense Markets (12% sales growth, 3% organic)

- **Aerospace Defense**: Higher sales on helicopters offset by lower revenues on UAV programs
- **Ground Defense**: Lower revenues on ground radar systems, partially offset by higher sales on Abrams tank platform
- **Naval Defense**: Higher aircraft carrier and VA class submarine revenues; Benefit of DRG

Commercial Markets (2% sales growth, 2% organic)

- **Commercial Aerospace**: Higher sales of sensors and avionics and electronics products on OEM platforms; Partially offset by lower actuation sales due to LTA delay and lower FAA directives
- **Power Generation**: Increased domestic aftermarket sales offset by lower international aftermarket sales
- **General Industrial**: Solid demand for industrial valve and vehicle products

Notes:
Percentages in chart relate to First Quarter 2019 sales compared with the prior year. Amounts may not add due to rounding.
Any references to organic growth exclude the effects of foreign currency translation, acquisitions and divestitures, unless otherwise noted.

4 | May 9, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

 First Quarter 2019 Adjusted Operating Income / Margin Drivers  ($ in millions)  1Q’19Adjusted(1)  1Q’18Reported  Change vs. 2018 Reported(1)  Key Drivers  Commercial / IndustrialMargin  $39.4 13.4%  $39.2 13.2%  1% 20 bps  Higher revenues and favorable absorption for industrial valves and sensors productsMainly offset by lower sales and unfavorable absorption in actuation business  DefenseMargin   18.1 14.9%   19.7 16.6%   (8%) (170 bps)  Unfavorable mix (lower margin systems sales)  PowerMargin   24.2 14.8%   15.3 11.6%  58%320 bps  Higher revenues and favorable absorption in naval defenseHigher CAP1000 profitability  Total SegmentsAdjusted Operating Income  $81.8  $74.3  10%    Corp & Other   ($9.3)   ($9.8)  5%    Total CW Adjusted Op IncomeMargin  $72.5 12.5%  $64.5 11.8%  12%70 bps    2019 Adjusted operating income and operating margin exclude first year purchase accounting costs associated with the TCG acquisition in the Defense segment, specifically one-time backlog amortization and transaction costs.  Note: Amounts may not add down due to rounding.

 2019E End Market Sales Growth (Guidance as of May 8, 2019)  Synchronized Growth Continues in 2019    2019E(Prior)  2019E(Current)  2019E % of Total Sales  Aero Defense  6 - 8%   8 - 10%  16%  Ground Defense  5 - 7%  5 - 7%   4%  Naval Defense  6 - 8%   8 - 10%  21%  Total Defense  6 - 8%   8 - 10%  41%  Commercial Aero  4 - 6%  4 - 6%  17%  Power Generation  1 - 3%  1 - 3%  17%  General Industrial   1 - 3%  1 - 3%  25%  Total Commercial  1 - 3%  1 - 3%  59%  Total Curtiss-Wright  3 - 5%  4 - 6%  100%  Note: Amounts may not add down due to rounding.   Updated (in blue)

2019E Financial Outlook (Guidance as of May 8, 2019)

Updated (in blue)

($ in millions)	2019E Adjusted (Prior)	Operational Changes	2019E Adjusted (Current)[1]	2019E Change vs 2018 Adjusted[1]
Commercial / Industrial	$1,245 - 1,270	$5-10	$1,255 - 1,275	4 - 5%
Defense	$565 - 575	$10	$575 - 585	4 - 5%
Power	$680 - 690		$680 - 690	5 - 7%
Total Sales	**$2,490 - 2,535**	**$15-20**	**$2,510 - 2,550**	**4 - 6%**
Commercial / Industrial Margin	$193 - 198 15.5% - 15.6%	$2 +10 bps	$195 - 200 15.6% - 15.7%	7 - 10% +50 - 60 bps
Defense Margin	$128 - 131 22.6% - 22.7%	$2	$130 - 133 22.6% - 22.7%	1 - 3% (50 - 60 bps)
Power Margin	$109 - 111 16.0% - 16.1%	$6 +90 bps	$115 - 117 16.9% - 17.0%	7 - 9% 30 - 40 bps
Corporate and Other	($34 - 36)		($34 - 36)	(0 - 5%)
Total Op. Income **CW Margin**	**$396 - 405** **15.9% - 16.0%**	**$10** **+30 bps**	**$406 - 415** **16.2% - 16.3%**	**6 - 9%** **+40 - 50 bps**

Note: Amounts may not add down due to rounding.

1) 2019 Adjusted guidance excludes first year purchase accounting costs of $2 million associated with the TCG acquisition in the Defense segment, specifically one-time backlog amortization and transaction costs, and one-time transition and IT security costs of $6 million associated with the relocation of our DRG business in the Power segment.

7 | May 9, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

 2019E Financial Outlook (Guidance as of May 8, 2019)  Note: Amounts may not add down due to rounding. 2019 Adjusted guidance excludes first year purchase accounting costs associated with the TCG acquisition in the Defense segment, specifically one-time backlog amortization and transaction costs, and one-time transition and IT security costs associated with the relocation of our DRG business in the Power segment.      ($ in millions, except EPS)  2019E Adjusted(Prior)   Operational Changes  2019E Adjusted (1)(Current)   2019E Change vs 2018 Adjusted (1)  Total Operating Income   $396 - 405   $10   $406 - 415    6 - 9%  Other Income/(Expense)   $19     $19    Interest Expense   ($33)     ($33)    Provision for Income Taxes   ($88 - 90)  ($2)   ($90 - 92)    Effective Tax Rate  23.0%    23.0%    Diluted EPS  $6.80 - 6.95  $0.20  $7.00 - 7.15   10 - 12%  Diluted Shares Outstanding   43.4  (0.1)   43.3    Updated (in blue)

 2019E Financial Outlook (Guidance as of May 8, 2019)  ($ in millions)  2019EReported(Prior)  Operational Changes  2019EReported(Current)  Adjustments (2)   2019EAdjusted(Current) (2)  Free Cash Flow(1)  $300 - 310  $10  $310 - 320  $20  $330 - 340  Free Cash Flow Conversion(1)   ~102%     ~105%     ~110%  Capital Expenditures   $75 - 85     $75 - 85     $75 - 85  Depreciation & Amortization  $100 - 110    $100 - 110    $100 - 110  Notes:Free Cash Flow is defined as cash flow from operations less capital expenditures. Free Cash Flow Conversion is calculated as free cash flow divided by net earnings from continuing operations. Adjusted Free Cash Flow Conversion is calculated as adjusted free cash flow divided by net earnings from continuing operations.2019 Adjusted Free Cash Flow guidance excludes a $20 million capital investment in the Power segment related to construction of a new, state-of-the-art naval facility for the DRG business.     Updated (in blue)

TCG Acquisition

- **Completed acquisition of Tactical Communications Group (TCG) on March 18, 2019**
- **Benefits of TCG acquisition**
  - Leading supplier of tactical data link (TDL) software solutions for critical military communications systems
  - Enhances existing flight test instrumentation offering (TTC) with complementary TDL processing software, data analytics and visualization capabilities
  - Strengthens long-term relationships with nearly identical customer base
  - Provides long-term profitable growth

	TCG
Purchase Price	$50M (cash)
EBITDA Multiple[1]	~10x NTM
2019 Sales	$10M (9 mos)
Operating Margin	Accretive to CW[2]
EPS Impact	$0.04 Accretive to 2019 Adj. EPS[2]
FCF Impact	Accretive to CW (>110% Avg. FCF Conv.)
ROIC[4]	Meets CW acquisition criteria[3]

(1) EBITDA defined as Earnings before Interest, Tax, Depreciation and Amortization
(2) Excludes Intangible and Deferred Revenue Amortization, and Transaction costs
(3) ROIC defined as Operating Income excluding Purchase Accounting adjustments noted above divided by Purchase price decremented by Free Cash Flow.

10 | May 9, 2019 | © 2019 Curtiss-Wright
CURTISS-WRIGHT

Positioned to Deliver Strong 2019 Results

- Higher sales in all end markets driving overall growth of 4 - 6%
- Continued operating margin expansion, up 40 - 50 bps
  - Adjusted operating margin of 16.2% - 16.3%
  - Driven by improved sales outlook and benefit of ongoing margin improvement initiatives
  - Despite increased R&D investments ($10M)
- Solid growth in Adjusted diluted EPS, up 10 - 12%
- Adjusted free cash flow remains solid; FCF conversion ~110%
  - Driven by higher earnings and efficient working capital management

Notes:
- Adjusted operating margin and diluted EPS guidance excludes first year purchase accounting costs associated with the TCG acquisition in the Defense segment, specifically one-time backlog amortization and transaction costs, and one-time transition and IT security costs associated with the relocation of our DRG business in the Power segment.
- Adjusted Free Cash Flow is defined as cash flow from operations less capital expenditures, and excludes a $20 million capital investment in the Power segment related to construction of a new, state-of-the-art naval facility for the DRG business.

11 | May 9, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

 Appendix  Non-GAAP Financial Results The company reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release refers to "Adjusted" amounts, which are Non-GAAP financial measures described below. We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance.  The Company has elected to change the presentation of its financials and guidance to include an Adjusted (non-GAAP) view that excludes first year purchase accounting costs associated with its acquisitions, as well as one-time transition and IT security costs specifically associated with the relocation of the DRG business in the Power segment. Transition costs include relocation of employees and equipment as well as overlapping facility and labor costs associated with the relocation. We believe this Adjusted view will provide improved transparency to the investment community in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers.   Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished with this presentation. All per share amounts are reported on a diluted basis. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Income and Diluted EPSThese Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Income and Diluted EPS under GAAP excluding the impact of first year purchase accounting costs associated with acquisitions for current and prior year periods, specifically one-time inventory step-up, backlog amortization and transaction costs, as well as one-time transition and IT security costs associated with the relocation of a business in the current year period.

FY2019E End Market Sales Waterfall (Guidance as of May 8, 2019)

($ Millions)

Total CW End Markets
$2,510 - 2,550 UP 4 - 6%

Guidance:
Defense Markets up 8-10%
Comm'l Markets up 1-3%

- **Defense Markets** 41%
  - Naval 21%
  - Aerospace 16%
  - Ground 4%
- **Commercial Markets** 59%
  - Commercial Aerospace 17%
    - Aircraft Equipment 69%
    - Surface Tech Services 31%
  - Power Generation 17%
    - Aftermarket Nuclear 59%
    - New Build / AP1000 29%
    - Non-Nuclear 12%
  - General Industrial 25%
    - Industrial Vehicles 33%
    - Industrial Controls 24%
    - Industrial Pumps & Valves 24%
    - Surface Tech Services 19%

Non-Nuclear:
Surface Technologies services (peening, coatings); Fossil power gen equipment

Note: Percentages in chart relate to Full-Year 2019E sales.

Industrial Vehicles:
"Own the Cab" strategy
49% On-highway,
51% Off-Highway

Industrial Controls:
Medical Mobility, Industrial Automation equipment, Sensors and Controls

Industrial Pumps & Valves:
65% O&G, 35% Chem/Petro;
75% MRO, 25% projects

13 | May 9, 2019 | © 2019 Curtiss-Wright

CURTISS-WRIGHT

Non-GAAP Reconciliation – Organic Results  Organic Revenue and Organic Operating Income               The Corporation discloses organic revenue and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance.  Organic revenue and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.  Note: Amounts may not add due to rounding

 Non-GAAP Reconciliations – 1Q 2019 Results  (In millions, except EPS)   1Q-2019  1Q-2018   Change  Sales  $ 578.3  $ 547.5  6%  Reported operating income (GAAP)  $ 72.0  $ 64.5   12%  Adjustments (1)  0.5  0.0  -  Adjusted operating income (Non-GAAP)  $ 72.5  $ 64.5   12%  Adjusted operating margin (Non-GAAP)  12.5%  11.8%  70 bps  Reported net earnings (GAAP)  $ 55.6  $ 43.6   27%  Adjustments (1)  0.5  0.0  -  Tax impact on Adjustments (1)  (0.1)  (0.0)  -  Adjusted net earnings (Non-GAAP)  $ 56.0  $ 43.6  28%  Reported diluted EPS (GAAP)  $ 1.29  $ 0.98   32%  Adjustments (1)  $0.01  $0.00  -  Tax impact on Adjustments (1)  ($0.00)  ($0.00)  -  Adjusted diluted EPS (Non-GAAP)  $ 1.30  $ 0.98  33%  Adjusted operating income, operating margin, net income and diluted EPS results exclude first year purchase accounting costs associated with the TCG acquisition in the Defense segment, specifically one-time backlog amortization and transaction costs.

 Non-GAAP Reconciliation – 2019 vs. 2018 Adjusted